Exhibit 99.1

Spartan Acquisition Corp. III Stockholders Approve Previously Announced

Business Combination with Allego Holding B.V.

Spartan stockholders have approved the previously announced business combination at the Special

Meeting held on March 8, 2022

Transaction Expected to Close Week of March 14, 2022

PARIS & ARNHEM, Netherlands & NEW YORK – March 8, 2022—Spartan Acquisition Corp. III (“Spartan”) (NYSE: SPAQ), a publicly traded special purpose acquisition company, today announced that stockholders of record as of January 18, 2022, approved the previously proposed business combination (the “Business Combination”) with Allego Holding B.V. (“Allego” or “the Company”), a leading pan-European electric vehicle charging network, supported by 94% of the shares of Spartan voted at the special meeting. 74% of total outstanding shares voted.

Three proposals were considered and voted upon by Spartan’s stockholders at the special meeting, all of which were approved. The formal results of the vote will be included in a Current Report on Form 8-K to be filed by with the U.S. Securities and Exchange Commission by Spartan.

Pursuant to the Business Combination, at the closing, Allego will combine with Spartan and the combined company’s name will be Allego N.V. Following the closing, Allego’s ordinary shares and warrants are expected to trade on the New York Stock Exchange under the ticker symbols “ALLG” and “ALLG.WS,” respectively.

About Allego

Allego delivers charging solutions for electric cars, motors, buses, and trucks for consumers, businesses, and cities. Allego’s end-to-end charging solutions make it easier for businesses and cities to deliver the infrastructure drivers need, while the scalability of our solutions makes us the partner of the future. Founded in 2013, Allego is a leader in charging solutions, with an international charging network that comprises more than 28,000 charge points operational throughout Europe – and proliferating. Since 2018, Allego is part of Meridiam Group, a global long-term sustainable infrastructure developer and investor, which enables the expansion of Allego’s existing global network, services, and technologies.Our charging solutions are connected to our proprietary platform, EV-Cloud, which gives our customers and us a complete portfolio of features and services to meet and exceed market demands. We are committed to providing independent, reliable, and safe charging solutions, agnostic of vehicle model or network affiliation. At Allego, we strive every day to make EV charging easier, more convenient, and more enjoyable for all.

About Spartan Acquisition Corp. III

Spartan Acquisition Corp. III is a special purpose acquisition entity focused on the energy value-chain and was formed for the purpose of entering into a merger, amalgamation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Spartan is sponsored by Spartan Acquisition Sponsor III LLC, which is owned by a private investment fund managed by an affiliate of Apollo Global Management, Inc. (NYSE: APO). For more information, please visit www.spartanspaciii.com.

Forward-Looking Statements.

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Spartan’s and Allego’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Spartan’s and Allego’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside Spartan’s and Allego’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement and Plan of Reorganization (the “BCA”) or could otherwise cause the transaction to fail to close; (ii) the outcome of any legal proceedings that may be instituted against Athena Pubco B.V., a Dutch limited liability company (the “Athena Pubco”) and/or Allego following the announcement of the BCA and the transactions contemplated therein; (iii) the inability to complete the proposed business combination, including due to failure to obtain certain regulatory approvals, or the satisfaction of other conditions to closing in the BCA; (iv) the impact of the COVID-19 pandemic on Allego’s business and/or the ability of the parties to complete the proposed business combination; (v) the inability to obtain or maintain the listing of Athena Pubco’s ordinary shares on the New York Stock Exchange following the proposed business combination; (vi) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (vii) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Allego to grow and manage growth profitably, and to retain its key employees; (viii) costs related to the proposed business combination; (ix) changes in applicable laws or regulations; and (x) the possibility that Allego, Spartan or Athena Pubco may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Spartan’s most recent filings with the SEC and in the registration statement on Form F-4 (the “Form F-4”), including the proxy statement/prospectus forming a part thereof filed by Athena Pubco in connection with the proposed business combination on September 30, 2021, as amended on December 14, 2021, January 18, 2022 and February 1, 2022. All subsequent written and oral forward-looking statements concerning Spartan, Allego or Athena Pubco, the transactions described herein or other matters and attributable to Spartan, Allego, Athena Pubco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Spartan, Allego and Athena Pubco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

No Offer or Solicitation.

This communication shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Spartan, Athena Pubco or Allego, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Important Information About the Proposed Business Combination and Where to Find It.

In connection with the proposed business combination, a registration statement on Form F-4 was filed by Athena Pubco with the SEC on September 30, 2021, as amended on December 14, 2021, January 18, 2022 and February 1, 2022, and was declared effective on February 10, 2022. The Form F-4 includes a definitive proxy statement that has been mailed to holders of Spartan’s common stock in connection with Spartan’s solicitation for proxies for the vote by Spartan’s stockholders in connection with the proposed business combination and other matters as described in the Form F-4, as well as a prospectus of Athena Pubco relating to the offer of the securities to be issued in connection with the completion of the business combination. Spartan, Allego and Athena Pubco urge investors, stockholders and other interested persons to read the Form F-4, including the proxy statement/prospectus incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials contain important information about Allego, Spartan, and the proposed business combination. Such persons can also read Spartan’s final prospectus dated February 8, 2021 (SEC File No. 333-252866), for a description of the security holdings of Spartan’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. The definitive proxy statement/prospectus has been mailed to Spartan’s stockholders as of January 18, 2021. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Spartan Acquisition Corp. III, 9 West 57th Street, 43rd Floor, New York, NY 10019, or (212) 515-3200.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts

For Allego

Investors

investors@allego.eu

Media

allegoPR@icrinc.com

For Meridiam

FTI Consulting

meridiamsc@fticonsulting.com

For Spartan Acquisition Corp. III

Investors

info@spartanspacIII.com

Media

Communciations@apollo.com